EXHIBIT 99.1

November 14, 2002

VIA FACSIMILE
(202) 942-9530

Unites States Securities and Exchange Commission
Stop 4-8

Washington, D. C. 20549

Re:	Certification Letter required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002

Ladies and Gentlemen:

The undersigned officers, being the Chief Executive Officer and the Chief Financial Officer of The Colonial BancGroup, Inc., the issuer respecting the above referenced periodic report filed pursuant to section 13(a) of the Securities Exchange Act of 1934, hereby certify that the above-referenced periodic report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

/s/ ROBERT E. LOWDER	/s/ W. FLAKE OAKLEY
Robert E. Lowder	W. Flake Oakley
Chief Executive Officer	Chief Financial Officer